SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2019

MARIJUANA COMPANY OF AMERICA, INC.

(Exact Name of Registrant as Specified in its Charter)

Utah (State or other jurisdiction of incorporation or organization)	Commission File Number 000-27039	98-1246221 (I.R.S. Employer Identification Number)

1340 West Valley Parkway Suite #205 Escondido, California 92029

(Address of Principal Executive Offices and Zip Code)

(888) 777-4362

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

(a) On August 6, 2019, the Registrant entered into an amendment of its previously announced material definitive agreement, disclosed May 3, 2019 on Form 8-K, with Unicast Equities, LLC

(1) With the exception of the entry into the subject amended material definitive agreement, no material relationship exists between the Registrant, or any of the Registrant’s affiliates or control persons on the one hand, and Unicast and Grantchester, and any of their respective affiliates or control persons on the other hand.

(2) On May 1, 2019, the Company entered into a material definitive agreement with Unicast Equities, LLC to obtain a listing on the Vienna Direct Multilateral Trading Facility (“MTF”) for hempSMART, Ltd., a UK corporation and the Registrant’s wholly owned subsidiary, through a Luxembourg based holding company. Unicast agreed to provide consulting and advisory services to help the Registrant apply for a listing on the Vienna Stock Exchange. Unicast agreed to advise the Registrant in the creation of a Luxembourg domiciled holding company which will serve as a listing vehicle for hempSMART, Ltd. Unicast also agreed to advise us on regulatory and compliance matters.

The original contract required the Registrant make an initial $50,000 payment to Unicast which the Registrant paid, and an additional $40,000 payment within thirty days of the contract date of May 1, 2019, which the Registrant failed to pay, and the Registrant was in breach of the contract. The Company and Unicast and Grantchester thereafter entered into negotiations to amend and restructure payment for the engagement.

As amended, the Parties elected to cancel the Registrant’s previous contractual obligations to make cash payments, and instead, the Registrant entered into a direct agreement with Grantchester Equity, Ltd., a Company Unicast had subcontracted with to provide the Services under the original Agreement. Under this new Agreement the Registrant agreed to issue to Grantchester and/or its assignees, twenty percent (20%) of the total issued and outstanding shares in the entity slated to be issued on the foreign exchange. Grantchester and its contractors and affiliates agreed to pay for all listing fees, corporate formation fees, accounting fees, legal fees, Information Memorandum drafting fees and application fees. The Registrant agreed and acknowledged, that aside from its issuance of 20% of the listing entities equity, to contribute such other assets as may be required, including the Registrant’s equity, such that the listing entity’s capitalized shareholder equity is valued at no less than €100,000.

Section 9 – Financial Statement and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Document	Location
10.1	Amended Contract	Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated August 12, 2019

MARIJUANA COMPANY OF AMERICA, INC.

By: /s/ Donald Steinberg

Donald Steinberg

(Principal Executive Officer)

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